UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2011
TIFFANY & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-9494	13-3228013

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

727 Fifth Avenue, New York, New York	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 755-8000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On May 26, 2011, Registrant issued a press release announcing its unaudited earnings and results of operations for the first quarter ended April 30, 2011. A copy of the May 26, 2011 press release is attached hereto as Exhibit 99.1 to this Form 8-K.
The information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release dated May 26, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, General Counsel and Secretary
Date: May 26, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 26, 2011.

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